EXHIBIT 1 - AMENDMENT # 27

The following is an amendment (“Amendment”) to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the “Agreement”), by and between
JPMorgan Chase Bank (previously The Chase Manhattan Bank) (“Bank”) and each open-
end management investment company listed on Exhibit 1 thereto (each a “Trust,”
collectively “Customer”). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a “Fund”) listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the following Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Admiral Funds
Vanguard S&P 500 Growth Index Fund
Vanguard S&P 500 Value Index Fund
Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund
Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Total Bond Market Index Fund
Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2010 Fund
Vanguard Institutional Target Retirement 2015 Fund

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Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement Income Fund

Vanguard CMT Funds
Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Ultra-Short-Term Bond Fund

Vanguard Index Funds
Vanguard Growth Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Index Fund
Vanguard Total Stock Market Index Fund

Vanguard Malvern Funds
Vanguard Short-Term Inflation- Protected Securities Index Fund

Vanguard Scottsdale Funds
Vanguard Short-Term Government Bond Index Fund
Vanguard Intermediate-Term Government Bond Index Fund
Vanguard Long-Term Government Bond Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals and Mining Fund

Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund

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Vanguard LifeStrategy Growth Fund
Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds
Vanguard International Explorer Fund

Vanguard World Fund
Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund

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Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds
Vanguard PRIMECAP Fund

Vanguard Explorer Fund
Vanguard Explorer Fund

Vanguard Fenway Funds
Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds
Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds
Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds
Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund
Vanguard Morgan Growth Fund

Vanguard Quantitative Funds
Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

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Vanguard Scottsdale Funds
Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds
Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard REIT Index Fund

Vanguard Trustees’ Equity Fund
Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds
Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds
Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds
Vanguard Windsor Fund
Vanguard Windsor II Fund

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Vanguard World Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Telecommunications Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

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AGREED TO as of April __, 2015 BY:

JPMorgan Chase Bank	Each Fund Listed on Exhibit 1
By:	By:
Name:	Name: Jean E. Drabick
Title:	Title: Assistant Treasurer

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